                                                                     Exhibit 13

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                        ALLSTATE LIFE INSURANCE COMPANY
                                 (REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Reubenson and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 30, 2008

/s/ DAVID A. BIRD
-----------------------------------
David A. Bird
Director and Senior Vice President

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                        ALLSTATE LIFE INSURANCE COMPANY
                                 (REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Reubenson and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 30, 2008

/s/ MICHAEL B. BOYLE
-----------------------------------
Michael B. Boyle
Director and Senior Vice President

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                        ALLSTATE LIFE INSURANCE COMPANY
                                 (REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Reubenson and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 30, 2008

/s/ DON CIVGIN
-----------------------------------
Don Civgin
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                        ALLSTATE LIFE INSURANCE COMPANY
                                 (REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Reubenson and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 30, 2008

/s/ FREDERICK F. CRIPE
----------------------------------------
Frederick F. Cripe
Director and Executive Vice President

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                        ALLSTATE LIFE INSURANCE COMPANY
                                 (REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Reubenson and Susan L. Lees and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 30, 2008

/s/ JUDITH P. GREFFIN
-----------------------------------
Judith P. Greffin
Director, Senior Vice President and
Chief Investment Officer

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                        ALLSTATE LIFE INSURANCE COMPANY
                                 (REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Reubenson and John C. Pintozzi and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 30, 2008

/s/ SUSAN L. LEES
-----------------------------------
Susan L. Lees
Director, Senior Vice President,
General Counsel and Secretary

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                        ALLSTATE LIFE INSURANCE COMPANY
                                 (REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Reubenson and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 30, 2008

/s/ JOHN C. LOUNDS
-----------------------------------
John C. Lounds
Director and Senior Vice President

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                        ALLSTATE LIFE INSURANCE COMPANY
                                 (REGISTRANT)

The undersigned officer of Allstate Life Insurance Company constitutes and appoints George E. Reubenson and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 30, 2008

/s/ SAMUEL H. PILCH
-----------------------------------
Samuel H. Pilch
Group Vice President and Controller

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                        ALLSTATE LIFE INSURANCE COMPANY
                                 (REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Reubenson and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 30, 2008

/s/ JOHN C. PINTOZZI
-----------------------------------
John C. Pintozzi
Director, Senior Vice President and
Chief Financial Officer

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                        ALLSTATE LIFE INSURANCE COMPANY
                                 (REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Reubenson and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 30, 2008

/s/ DESIREE ROGERS
-----------------------------------
Desiree Rogers
Director and Senior Vice President

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                        ALLSTATE LIFE INSURANCE COMPANY
                                 (REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints John C. Pintozzi and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 30, 2008

/s/ GEORGE E. RUEBENSON
------------------------------------------------
George E. Ruebenson
Director, President and Chief Executive Officer

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                        ALLSTATE LIFE INSURANCE COMPANY
                                 (REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Reubenson and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 30, 2008

/s/ ERIC A. SIMONSON
-----------------------------------
Eric A. Simonson
Director and Senior Vice President

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                        ALLSTATE LIFE INSURANCE COMPANY
                                 (REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Reubenson and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 30, 2008

/s/ KEVIN R. SLAWIN
-----------------------------------
Kevin R. Slawin
Director and Senior Vice President

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                        ALLSTATE LIFE INSURANCE COMPANY
                                 (REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Reubenson and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 30, 2008

/s/ DOUGLAS B. WELCH
-----------------------------------
Douglas B. Welch
Director and Senior Vice President

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                        ALLSTATE LIFE INSURANCE COMPANY
                                 (REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints George E. Reubenson and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement of Allstate Life Insurance Company, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 30, 2008

/s/ THOMAS J. WILSON
-----------------------------------
Thomas J. Wilson
Director and Chairman of the Board